UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 23, 2006 (Date of earliest event reported)
SUNTERRA CORPORATION (Exact name of registrant as specified in its charter)

MD (State or other jurisdiction of incorporation)	001-13815 (Commission File Number)	95-4582157 (IRS Employer Identification Number)

3865 West Cheyenne Avenue North Las Vegas, Nevada (Address of principal executive offices)		89032 (Zip Code)
(702) 804-8600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On October 23, 2006, David Gubbay, Chairman of the Board of Directors of Sunterra Corporation (the "Company"), notified the Company of his decision to resign from his position as Chairman of the Board of Directors, effective October 26, 2006, and to continue to serve as a Director at the pleasure of the Board during a transition period, with the intention of resigning as a Director no later than December 31, 2006. Mr. Gubbay cited work commitments as the reason for his decision. Effective October 26, 2006, John Ziegelman, a current member of the Board of Directors, will serve as Chairman.

On October 27, 2006, the Company issued a press release announcing the foregoing matters. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of SUNTERRA CORPORATION dated October 27, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2006	SUNTERRA CORPORATION By: /s/ Robert A. Krawczyk Robert A. Krawczyk Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of SUNTERRA CORPORATION dated October 27, 2006